UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2019

GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 939-3254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 28, 2019, Galaxy Gaming, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was July 17, 2019. At the close of business on that date, the Company had 17,752,744 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.  There were present at the Annual Meeting, in person or by valid proxy, 9,762,483 shares of the Company, constituting a quorum.  At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 29, 2019. The final voting results were as follows:

Proposal 1
The Company’s stockholders elected the following directors to serve for a term expiring at the 2020 Annual Meeting.  The voting results are set forth below.

	Votes For	Votes Withheld	Broker Non-Votes
Mark A. Lipparelli	8,141,419	4,000	1,172,769
Norm DesRosiers	8,128,519	16,900	1,172,769
William A. Zender	8,128,619	16,800	1,172,769
Bryan W. Waters	8,128,619	16,800	1,172,769
Michael Gavin Isaacs	8,141,319	4,100	1,172,769

Proposal 2
The Company’s stockholders approved the advisory resolution approving executive compensation.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

6,948,493	76,421	1,564,800	1,172,769

Proposal 3
The Company’s stockholders approved, on an advisory basis, the frequency with which the Company holds advisory votes regarding the compensation of the Company’s named executive officers.   The voting results are set forth below.

Every One Year	Every Two Years	Every Three Years	Votes Abstained	Broker Non-Votes

2,574,232	51,378	5,937,284	26,820	1,172,769

Proposal 4
The Company’s stockholders ratified the selection of Piercy Bowler Taylor & Kern as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

9,543,738	175,550	43,195	(0)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 4, 2019
GALAXY GAMING, INC.

By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer